FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 1997


                        CALTON, INC.
   (Exact name of registrant as specified in its charter)

   New Jersey              1-8846              22-2433361
(State or other jurisdiction(Commission       (IRS Employer
of incorporation)       File Number)     Identification Number)


                       500 Craig Road
                 Manalapan, New Jersey 07726
(Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (732) 780-1800


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On December 1, 1997, Calton, Inc. ("Calton" or the "Company") announced that it had sold its Orlando, Florida homebuilding operations to Beazer Homes USA, Inc. (NYSE - BZH), a national homebuilder headquartered in Atlanta, Georgia. The purchase price for the Florida assets, which was paid in cash, was approximately $16.7 million and is subject to a post-closing adjustment to reflect transactions and operating results during November 1997. Approximately $15.8 million of the proceeds of the transaction were used to reduce outstanding borrowings under the Company's ongoing $45.0 million revolving credit facility to $17.5 million, leaving approximately $27.0 million of borrowing commitment. As a result, Calton estimates that it will record a pre-tax gain from this transaction of approximately $500,000 in the fourth quarter of fiscal 1997.

The sale of the Orlando, Florida division resulted from management's determination that the Company's assets could be more profitably invested in New Jersey, the Company's primary market. In addition, this transaction significantly improves the Company's financial position, including a debt-to-equity ratio of significantly less than one to one.

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Certain information included in this report and other Company filings
(collectively, "SEC filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC filings) contains or may contain forward looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results. Among these risks, trends and uncertainties are matters related to national and local economic conditions, the effect of governmental regulation on the Company, the competitive environment in which the Company operates, changes in interest rates, home prices, availability and cost of land for future growth, the timing of land acquisition and project development, and the availability and cost of labor and materials.
-------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

   (b) Pro Forma Financial Statements

       The following unaudited pro forma statements of operations for the nine months ended August 31, 1997 and the year ended November 30, 1996, and the unaudited pro forma balance sheet as of August 31, 1997 give effect to the sale of the net assets of the Orlando, Florida homebuilding operation. The statements of operations were prepared assuming the sale occurred December 1, 1995 and the balance sheet was prepared assuming the sale occurred on August 31, 1997.

       The unaudited pro forma financial statements presented do not purport to represent what the results of operations or financial condition would actually have been if the transaction had occurred on the dates referred to above or to be indicative of the future results of operations or financial position of Calton, Inc. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements and notes thereto as included in the Calton, Inc. 1996 Annual Report on Form 10-K/A and are not necessarily indicative of the results or financial position that may be expected for the periods presented.

   (c) Exhibits

       Exhibit 2. Agreement for Sale and Purchase of Assets dated as of November 26, 1997 between Beazer Homes Corp., Beazer Homes USA, Inc. and Calton Homes of Florida, Inc. and Calton Homes, Inc.

                         CALTON, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       Nine Months Ended August 31, 1997
                                  (Unaudited)



                              As           Pro Forma
                           Reported       Adjustments        Pro Forma
                          -----------    -------------      -----------
Revenues. . . . . . . .   $75,241,000    $(27,267,000) (a)  $47,974,000
                          -----------                       -----------

Costs and expenses
 Cost of revenues . . .    65,684,000     (23,319,000) (a)   42,365,000
 Selling, general
  and administrative. .    10,580,000      (3,690,000) (a)    6,890,000
 Impairment of assets .       350,000                           350,000
                          -----------                       -----------
                           76,614,000                        49,605,000
                          -----------                       -----------

Loss from operations. .    (1,373,000)                       (1,631,000)

Other charges (credits)
 Interest expense, net.     1,086,000        (326,000) (b)      760,000
 Other (income)
  expense . . . . . . .      (871,000)                         (871,000)
                          -----------                       -----------

Loss before income
 taxes and extraordinary
 gain . . . . . . . . .    (1,588,000)                       (1,520,000)

Benefit in lieu of
 income taxes . . . . .      (794,000)         34,000  (c)     (760,000)
                          -----------                       -----------

Loss before
 extraordinary gain . .      (794,000)                         (760,000)

Extraordinary gain from
 extinguishment of debt,
 net of $842,000 of
 income taxes . . . . .     1,263,000                         1,263,000
                          -----------                       -----------

Net income (loss) . . .   $   469,000                       $   503,000
                          ===========                       ===========

Income (loss) per share
 Loss before
  extraordinary gain. .   $      (.03)                      $      (.03)
 Extraordinary gain,
  net . . . . . . . . .           .05                               .05
                          -----------                       -----------
 Net income (loss)
  per share . . . . . .   $       .02                       $       .02
                          ===========                       ===========

Weighted average number
 of shares outstanding.    26,554,000                        26,554,000
                          ===========                       ===========


     See accompanying notes to proforma consolidated financial statements.

                         CALTON, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended November 30, 1996
                                  (Unaudited)



                              As           Pro Forma
                           Reported       Adjustments        Pro Forma
                          -----------    -------------      -----------
Revenues. . . . . . . .  $122,435,000    $(37,829,000) (a)  $84,606,000
                          -----------                       -----------

Costs and expenses
 Cost of revenues . . .   105,645,000     (32,472,000) (a)   73,173,000
 Selling, general
  and administrative. .    14,953,000      (4,646,000) (a)   10,307,000
                          -----------                       -----------
                          120,598,000                        83,480,000
                          -----------                       -----------

Income from operations.     1,837,000                         1,126,000

Other charges (credits)
 Interest expense, net.     1,266,000        (465,000) (b)      801,000
 Other (income)
  expense . . . . . . .      (460,000)                         (460,000)
                          -----------                       -----------

Income before
 income taxes . . . . .     1,031,000                           785,000

Provision in lieu of
 income taxes . . . . .       578,000        (186,000) (c)      392,000
                          -----------                       -----------

Net income. . . . . . .   $   453,000                       $   393,000
                          ===========                       ===========

Net income per share. .   $       .02                       $       .01
                          ===========                       ===========

Weighted average number
 of shares outstanding.    26,491,000                        26,491,000
                          ===========                       ===========


     See accompanying notes to proforma consolidated financial statements.

                         CALTON, INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              AT AUGUST 31, 1997
                                  (Unaudited)


                              As           Pro Forma
                           Reported       Adjustments        Pro Forma
                          -----------    -------------      -----------
ASSETS
 Cash and cash
  equivalents . . . . .   $ 2,537,000    $    (28,000) (d)  $ 2,509,000
 Receivables. . . . . .     4,243,000        (496,000) (d)    3,747,000
 Inventories. . . . . .    67,655,000     (17,230,000) (d)   50,425,000
 Commercial land. . . .     7,412,000                         7,412,000
 Prepaid expenses and
  other assets. . . . .     4,767,000        (239,000) (d)    4,528,000
                          -----------                       -----------

  Total assets. . . . .   $86,614,000                       $68,621,000
                          ===========                       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
 Revolving credit
  agreement . . . . . .   $36,808,000    $(16,541,000) (e)  $20,267,000
 Mortgages payable. . .     4,112,000                         4,112,000
 Accounts payable . . .     3,050,000        (502,000) (d)    2,548,000
 Accrued expenses and
  other liabilities . .    11,964,000      (1,200,000) (d)   10,764,000
                          -----------                       -----------

  Total liabilities . .    55,934,000                        37,691,000
                          -----------                       -----------

Commitments and contingencies

Shareholders' equity
 Common stock . . . . .       266,000                           266,000
 Paid in capital. . . .    25,565,000                        25,565,000
 Retained earnings. . .     4,849,000         250,000  (f)    5,099,000
                          -----------                       -----------

  Total shareholders'
   equity . . . . . . .    30,680,000                        30,930,000
                          -----------                       -----------

  Total liabilities
   and shareholders'
   equity . . . . . . .   $86,614,000                       $68,621,000
                          ===========                       ===========


     See accompanying notes to proforma consolidated financial statements.

                         CALTON, INC. AND SUBSIDIARIES
                              NOTES TO PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS

(a) Adjustments to exclude the operations of the Orlando, Florida, homebuilding operation.
(b) Adjustment for the estimated interest savings resulting from the reduction in bank debt, net of amounts impacting capitalized interest, using the net proceeds from the sale of the Orlando, Florida homebuilding operation.
(c) Reflects the tax impact of the proforma adjustments at the incremental tax rate.
(d) Reflects asset and liabilities sold to the buyer as adjusted for the amounts in the period presented.
(e) Adjustment to reduce the amount outstanding under the revolving credit facility utilizing the net cash proceeds received from the buyer as adjusted for the amounts in the period presented.
(f) Reflects the estimated net gain from the sale transaction. This amount is subject to a post-closing adjustment to reflect transactions and operating results during November 1997.

                                  SIGNATURES
                                  ==========


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Calton, Inc.
                                -----------------------------
                                (Registration)



                           By:  /s/ Bradley A. Little
                                -----------------------------
                                Bradley A. Little
                                Senior Vice President-Finance
                                of Calton, Inc.


Date: December 15, 1997

                              -7-
                                   EXHIBITS
                                   ========

EXHIBIT     DESCRIPTION OF EXHIBIT
-------     ----------------------------
A           Description of real property

B           Excluded Assets

C           Other Assumed Liabilities

D           Existing Purchase Agreements

E           Contracts

F           Credit Liabilities

G           Accrual Schedule

H           Leases

I           Options

J           Legal Description of Commercial Land

K           Speculative Units

L           Estimate of the November 30, 1997 Balance Sheet

M           Letters of Credit and Guaranties

N           October 31 Balance Sheet

O           Projects

P           Post Cut Off Date Closing Units

Q           Estimated Determination of the Net Operating Profit Adjustment


                       EXHIBITS WILL BE PROVIDED TO THE
               SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

                             -8-